UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to a solicitation of written consents of stockholders by Saga Communications, Inc. (the “Company”), which provided for written consents to be received no later than 11:59 p.m., EDT, October 16, 2013, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board of Directors”), approved the Second Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan (the “Plan”).

A brief summary of the Plan was included as part of the “Second Restated 2005 Plan Proposal” in the Company’s definitive consent solicitation statement filed with the Securities and Exchange Commission on September 17, 2013. The summary of the Plan contained in the consent solicitation statement is qualified by and subject to the full text of the Plan, which was filed as Appendix A to the consent solicitation statement, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Pursuant to the solicitation of written consents referenced in Item 5.02 above, the proposal to approve the Plan was approved by the stockholders of the Company. The proposal to approve the Plan received the following votes (with Class A Common Stock entitled to one vote per share and Class B Common Stock entitled to ten votes per share):

For	Against	Abstain	Broker Non-Votes
12,074,383	166,610	20,553	0

Item 7.01	Regulation FD Disclosure.

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and is not to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

The Company’s press release announcing the results of the vote on the Plan is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

10(u)    Second Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan filed as Appendix A to the Company’s Consent Solicitation Statement (File No. 001-11588) filed on September 17, 2013 and incorporated herein by reference.

10(v)    Form of Stock Option Agreement under the Second Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan.

10(w)    Form of Restricted Stock Agreement under the Second Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan.

99.1      Press Release dated October 18, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: October 16, 2013	By:	/s/ Samuel D. Bush
Samuel D. Bush Senior Vice President and Chief Financial Officer

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INDEX OF EXHIBITS

Exhibit No.	Description

10(u)	10(u) Second Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan filed as Appendix A to the Company’s Consent Solicitation Statement (File No. 001-11588) filed on September 17, 2013 and incorporated herein by reference.

10(v)	Form of Stock Option Agreement under the Second Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan.

10(w)	Form of Restricted Stock Agreement under the Second Amended and Restated Saga Communications, Inc. 2005 Incentive Compensation Plan.

99.1	Press Release dated October 18, 2013.

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